UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 28, 2023 (February 23, 2023)

CME GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive	Chicago	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	CME	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2022, CME Group Inc. (“CME Group” or the “Company”) filed a Current Report on Form 8-K announcing that John W. Pietrowicz planned to retire from the position of Chief Financial Officer in 2023 and that upon Mr. Pietrowicz’s retirement, Lynne Fitzpatrick would assume the role of Chief Financial Officer.

Mr. Pietrowicz will retire from his position as Chief Financial Officer and Ms. Fitzpatrick will assume the role effective as of April 1, 2023. Mr. Pietrowicz will remain employed by the Company until December 31, 2023 in the role of Special Advisor.

Ms. Fitzpatrick, 44, has served as Senior Managing Director & Deputy Chief Financial Officer since February 2022. She previously served as Managing Director of Corporate Development and Treasurer of CME Group since 2017, leading the company’s business development, mergers and acquisitions, CME Ventures and corporate treasury functions. Since joining the company in 2006, Ms. Fitzpatrick has held a variety of positions with increasing levels of responsibility within the finance organization.

As Chief Financial Officer, Ms. Fitzpatrick will continue to participate in the Company’s compensation program upon terms commensurate with other executive officers of the Company at the level of Senior Managing Director.

There are no family relationships existing between Ms. Fitzpatrick and any executive officer or director of the Company. There have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Ms. Fitzpatrick or any member of her immediate family had or will have an interest.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

104	The cover page from CME Group Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: February 28, 2023	By:	/s/ Jonathan Marcus
	Name:	Jonathan Marcus

	Title:	Senior Managing Director General Counsel Duly Authorized Officer